EXHIBIT 10(x)

                              TERM PROMISSORY NOTE


                                                             Oceanside, New York
$ 168,079.00                                                 June 24, 2002
 -----------

          FOR VALUE RECEIVED, the undersigned, Howard Siegel, an individual currently having his principal residence at ___________________________ (the "Maker"), hereby promises to pay to the order of American Medical Alert Corp. (or the then current endorsee and holder of this promissory note, the "Holder"), at 3265 Lawson Boulevard, Oceanside, New York 11572, or at such other place as may be designated in writing by the Holder, the principal sum of ONE HUNDRED SIXTY EIGHT THOUSAND SEVENTY NINE DOLLARS ($168,079.00), together with interest, as provided in this promissory note (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, the "Note").

          1. The Maker shall repay the principal amount(s), and any interest payable hereunder as provided in Section 2, outstanding under this Note (collectively, the "Loan") in 84 equal consecutive monthly installments of Two Thousand Three Hundred Ninety Five Dollars and Forty Five Cents ($2,395.45), payable on the first business day of each calendar month, commencing October 1, 2002 with any remaining balance of the Loan due in full on September 1, 2009.

          2. The Loan shall bear interest (computed on the basis of the actual number of days elapsed and a year of 360 days) on the unpaid principal balance thereof outstanding from time to time, from and including the date hereof of advance until such principal balance is repaid in full, at an annual rate (the "Standard Rate") equal to Five Percent (5%) per annum. Interest shall be payable by the Maker in arrears as part of each installment payment referred to in
Section 1. In the event any payment of principal, interest (to the extent then permitted by applicable law) or other amount is not paid within ten business days of the date due, the overdue amount(s), and after notice from the Holder during the continuance of any such period of non-payment prior to maturity and at all times after maturity, the balance of the Loan then outstanding, shall bear interest (as computed above) until repaid in full at an annual rate equal to the sum of the Standard Rate plus two percent (2.00%) per annum, which interest rate shall be payable with respect to such amount(s) instead of the Standard Rate specified above and shall be payable ON DEMAND; provided, however, that in the event that any such amount of principal, interest or other amount due, is paid at any time after such ten business day period, then the balance of the Loan then outstanding shall resume to bear the Standard Rate of interest from the time such default is cured.

          3. The Maker may pay principal and interest by check, which the Maker may make payable to the Holder and mail to the address set forth above or, if applicable, to such other person and/or address as most recently given in a notice to the Maker as provided above. All advances and payments made pursuant to this Note may be recorded by the Holder on its books and records, and such books and records shall be conclusive as to the existence and amounts thereof absent manifest error.

          4. This Note may be prepaid in full at any time, or in part from time to time, without prepayment premium or penalty. Any prepayment of this Note shall be accompanied by payment in full of all interest accrued on the amount prepaid to the date of prepayment. Each prepayment shall be applied to reduce the installment (if any) and final payments due under this Note in the inverse order of their respective due dates.

          5. It is the intention of the Maker and the Holder that the interest (as defined under applicable law) that may be charged to, collected from or received from the Maker under this Note shall not exceed the maximum rate permissible under applicable law. Accordingly, anything in this Note to the contrary notwithstanding, in the event any interest (as so defined) is charged to, collected from or received from the Maker under this Note in excess of such maximum lawful rate, then the excess of such payment over that maximum shall be applied to the reduction of the outstanding principal balance under this Note (without any prepayment premium or penalty), and any portion of such excess payment remaining after payment and satisfaction in full shall be returned to the Maker.


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          6. Each of the following  events shall constitute a default under this
Note (each an "Event of Default"): (a) any representation, warranty or other information contained in this Note shall prove to have been false or misleading in any material respect when given; (b) any default (whether in whole or in part) shall occur and continue for more than ten business days in the payment of any amount payable under this Note; (c) any default (whether in whole or in part) shall occur in the due observance or performance of any other term or provision of this Note and such default shall continue for a period of thirty days after the earlier of notice thereof to or knowledge thereof by the Maker, which period shall instead be thirty days if such default is capable of being cured and the Maker shall have promptly commenced and proceeded continuously, in good faith and with due diligence to cure such default; (d) the Maker shall be generally unable to pay his debts when due, or shall admit such inability in writing, or the Maker shall make any assignment for the benefit of creditors;
(e) any petition shall be filed or any case commenced by or against the Maker under any law respecting bankruptcy, insolvency, fraudulent conveyance or relief of debtors, or the Maker shall otherwise take advantage of any such law; (f) the appointment of a custodian, receiver, or conservator or similar official respecting any material part of the assets and properties of the Maker; and (g) the seizure, levy, attachment or distraint of any material part of the assets and properties of the Maker.

          7. Upon the occurrence or at any time during the continuance of any Event of Default, the Holder, upon written notice to the Maker, shall be entitled (i) to declare this Note, and any and all principal, interest and other amounts due under this Note, to be immediately due and payable, all without presentment, protest, demand or notice of any kind, all of which are expressly waived by the undersigned, and (ii) to exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Note or applicable law; provided, however, that in the event of the occurrence of any of the events of default respecting the Maker set forth in clause (d), (e) or (f) of the definition of Event of Default, the Loan and all of the other amounts payable under this Note shall be accelerated and immediately due and payable as stated above. The Holder, in its sole discretion, may proceed to exercise or enforce any right, power, privilege, remedy or interest that the Holder may have under this Note or applicable law: at law, in equity, in rem or in any other forum available under applicable law; without notice except as otherwise expressly provided herein; without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that the Holder may have against or in respect of the Maker or any other person or thing; and without regard to any act or omission of the Holder or any other person. The Holder may institute one or more proceedings (which may be separate proceedings) with respect to this Note in such order and at such times as the Holder may elect in its sole and absolute discretion. This Note may be enforced without the presence or participation of any co-obligor (joint or several), guarantor, pledgor or surety, whether through lack of jurisdiction, venue or service or otherwise, and the Maker will not raise and hereby waives any objection or defense respecting the need for any such presence or participation.

          8. The Maker hereby consents and agrees that the Supreme Court of the State of New York for the County of Nassau and the United States District Court for the Eastern District of New York each shall have personal jurisdiction and proper venue with respect to any dispute between the Holder and the Maker; provided that the foregoing consent shall not deprive the Holder of the right in its discretion to voluntarily commence or participate in any action, suit or proceeding in any other court having jurisdiction and venue over the Maker. In any dispute with the Holder, the Maker will not raise, and hereby expressly waives, any objection or defense to any such jurisdiction as an inconvenient forum. The Maker hereby waives personal service of any summons, complaint or other process, which may be delivered by any of the means permitted for notices under this Note.

          9. In any action, suit or proceeding in any jurisdiction brought by the Holder against the Maker, or vice versa, the Maker waives trial by jury.

          10. The Maker hereby waives, and agrees that it will not exercise, any and all rights of extension, stay, moratorium, setoff, counterclaim, recoupment, abatement or reduction or other claim or determination respecting any payment due under this Note that may now or hereafter be accorded to the Maker under applicable law or otherwise. To the extent not required as a compulsory counterclaim, the Maker (i) shall pursue separate exercise and enforcement of any right, power, privilege, remedy or interest retained (and not waived) by the Maker under this Note and applicable law, and (ii) shall not seek to exercise or enforce any such right, power, privilege, remedy or interest in any proceeding instituted by the Holder under or in respect of this Note whether through joinder, consolidation, setoff, recoupment, abatement, reduction, counterclaim, defense or otherwise. In any dispute with the Holder, the Maker covenants and agrees that it will not seek, recover or retain any, and the Maker hereby expressly waives any and all, special,


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exemplary,  punitive and/or consequential damages (whether through action, suit, counterclaim or otherwise) to the extent waiver is not limited under applicable law.

          11. Any notice hereunder shall be in writing, shall be signed by the giver, and shall be sent to the Maker or Holder, as applicable, at the address specified in this Note or most recently specified in any written notice to the other party, which notices shall be sent by certified or registered mail, return receipt requested, or by overnight courier, messenger or other means of personal delivery, and shall be effective upon delivery.

          12. Presentment for payment, notice of dishonor, protest and notice of protest are hereby each waived by the Maker. Any waiver or consent respecting this Note shall be effective only if in writing and signed by the Holder and then only in the specific instance and for the specific purpose for which given. No waiver or consent shall be deemed (regardless of frequency given) to be a further or continuing waiver or consent. The failure or delay of the Holder to require performance of, or to exercise their rights with respect to, any term or provision of this Note in no manner shall affect its right at a later time to enforce any such term or provision. No notice to or demand on the Maker in any case shall entitle Maker to any other or further notice or demand. All rights, powers, privileges, remedies and other interests of the Holder under this Note and applicable law are cumulative and not alternatives.


          13. This Note has been made and delivered in the City or Oceanside, Nassau County, State of New York, and shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). Whenever reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. Each and every modification and amendment of this Note shall be in writing and signed by all of the parties hereto. This Note contain the entire agreement of the parties and supersedes all other representations, warranties, agreements and understandings (oral or otherwise) with respect to the matter contained herein and therein.

          IN WITNESS WHEREOF, the Maker has executed and delivered this Note as of the date first written above.


                                        Maker /s/ Howard M. Siegel
                                             -----------------------------------
                                             Howard M. Siegel


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